Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Event
Subsequent Events

20. Subsequent Events

On January 29, 2018, the Company signed a definitive agreement to be acquired by WestRock for $35.00 per share plus the assumption of long-term debt for a total purchase price of approximately $4.9 billion.  The sale is subject to customary closing conditions and approval of the Company’s stockholders.  If approved, the sale is expected to close during the quarter ending September 30, 2018.

On February 1, 2018, the Company signed a contract to sell land and building in Oakland, California for $14.7 million after fees, taxes and commissions.  In conjunction with this sale, the Company will record a gain of $7.5 million in the first quarter of 2018.